Supplement Dated February 3, 2003 to the Advantus Series Fund, Inc. Prospectus Dated May 1, 2002.

1.	At its meeting held January 30, 2003, the Board of Directors of  Advantus
Series Fund, Inc. (the "Fund") approved the following changes:

*	Effective May 1, 2003, the current investment sub-advisor for the
Capital Appreciation Portfolio, Credit Suisse Asset Management LLC,
will be replaced by a new sub-advisor, Voyageur Asset Management, Inc. ("Voyageur"), 90 South Seventh Street, Suite 4300, Minneapolis,
Minnesota 55406. Voyageur will provide investment advice and generally conduct the investment management program for the Capital Appreciation Portfolio. There will be no changes in the investment objective or the principal investment policies of the Capital Appreciation Portfolio under Voyageur, although it is anticipated that the number of issuers whose securities will be held by the Portfolio will be fewer than is currently the case. The Portfolio will be managed by a team of
Voyageur investment professionals.
*	Effective May 1, 2003, the investment sub-advisory agreement covering the Macro-Cap Value Portfolio between the Portfolio's current sub-
advisor, J.P. Morgan Investment Management, Inc., and the Fund's
investment advisor, Advantus Capital Management, Inc. ("Advantus
Capital"), will terminate. Thereafter, the Portfolio will be managed directly by Advantus Capital. Also effective May 1, 2003, the name of the Portfolio will be changed to the Core Equity Portfolio.  There will be no change in the investment objective of the Portfolio.  Under its current name, however, the Portfolio follows a policy of investing, under normal circumstances, at least 80% of its net assets in common stocks of very large capitalization companies (i.e., companies with a market capitalization of at least $8 billion). Under its new name, the Portfolio will no longer follow that 80% investment policy. Rather, the Core Equity Portfolio will normally invest at least 75% of its net assets in common stocks of large capitalization companies with market capitalizations of at least $7 billion. Consistent with this new policy, the Core Equity Portfolio will invest in securities of companies that Advantus Capital believes are undervalued relative to either their potential for improved operating performance and financial strength or their future growth potential. The Core Equity Portfolio will be managed by Alan D. Steinkopf, Senior Investment Officer,
Equities and Portfolio Manager of Advantus Capital since May 2000;
Assistant Portfolio Manager, Advantus Capital, From June 1998 to April
2000; and Investment Officer, Advantus Capital, from June 1993 to June
1998.
*	Effective May 1, 2003, the Global Bond Portfolio will change its name to the International Bond Portfolio. There will be no change in the investment objective of the Portfolio. However, certain of the investment policies of the Portfolio will change as it will no longer, under normal circumstances, invest a portion of its assets in securities or debt obligations issued or guaranteed by the U.S.
government and its agencies or by domestic corporate issuers.    Julius
Baer Investment Management Inc. will continue to serve as the Portfolio's investment sub-advisor, and will be solely responsible for the Portfolio's investment management program.

2.	Effective January 10, 2003, Edgerton Tucker Scott III, Vice President and
Research Analyst with Templeton Investment Counsel, LLC, is the sole portfolio manager for the International Stock Portfolio. Mr. Scott has served as a co-portfolio manager of the Portfolio since February 1, 2000.

3.	The paragraph captioned "Voluntary Fee Absorption" on page 59 of the prospectus is amended to read as follows:

Advantus Capital is currently voluntarily absorbing all fees and expenses that exceed 1.10% of average daily net assets for the Small Company Value Portfolio, 1.07% of average daily net assets for the Macro-Cap Value Portfolio, and 1.34% of average daily net assets for the Micro-Cap Growth Portfolio. Advantus Capital has not agreed to absorb expenses over a specified period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

Investors should retain this supplement for future reference.
F. 58815 2-2003